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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
       Date of Report (Date of earliest event reported) December 10, 2002

                              PanAmSat Corporation
---------------------------------------------------------
             (Exact name of registrant as specified in its charter)

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

            Delaware                          0-22531                        95-4607698
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    (State or other jurisdiction          (Commission                     (IRS Employer
         of incorporation)               File Number)                   Identification No.)
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  20 Westport Road, Wilton, CT                                    06897
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 (Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code     (203) 210-8000
                                                  -----------------------------


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        (Former name and former address, if changed since last report.)


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         ITEM 5.  OTHER EVENTS

         On December 10, 2002, General Motors Corporation, its subsidiary, Hughes Electronics Corporation ("Hughes"), and EchoStar Communications Corporation ("EchoStar") announced the companies have reached a settlement to terminate the proposed merger of Hughes and EchoStar, effective immediately. Under terms of the settlement, Hughes will retain its 81 percent ownership position in PanAmSat Corporation. (A copy of the Hughes press release with respect to this settlement is filed as Exhibit 99.1 hereto.)

         ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

                  (c)  Exhibits

                           Exhibit No       Description
                           ----------       -----------

                           99.1             Press Release



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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    December 11, 2002                  PANAMSAT CORPORATION
                                            Registrant


                                            By:      /s/  Michael J. Inglese
                                                     -----------------------
                                            Name:    Michael J. Inglese
                                            Title:   Executive Vice President
                                                     and Chief Financial Officer



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                                  EXHIBIT INDEX



                  Exhibit No        Description
                  ----------        -----------

                  99.1              Press Release